Exhibit 99.1
HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2025 SEGMENT INFORMATION
(Unaudited)
Segment Realignment

	REVISED AMOUNTS				AMOUNTS AS PREVIOUSLY REPORTED				VARIANCE
	Three months ended			Nine months ended	Three months ended			Nine months ended	Three months ended			Nine months ended
In millions	Jan. 31, 2025	Apr. 30, 2025	July 31, 2025	July 31, 2025	Jan. 31, 2025	Apr. 30, 2025	July 31, 2025	July 31, 2025	Jan. 31, 2025	Apr. 30, 2025	July 31, 2025	July 31, 2025
Net Revenue:(a)
Cloud & AI	$6,511	$6,271	$7,212	$19,994	$—	$—	$—	$—	$6,511	$6,271	$7,212	$19,994
Server	—	—	—	—	4,290	4,058	4,940	13,288	(4,290)	(4,058)	(4,940)	(13,288)
Hybrid Cloud	—	—	—	—	1,405	1,453	1,484	4,342	(1,405)	(1,453)	(1,484)	(4,342)
Financial Services	—	—	—	—	873	856	886	2,615	(873)	(856)	(886)	(2,615)
Networking	1,076	1,084	1,654	3,814	1,146	1,162	1,730	4,038	(70)	(78)	(76)	(224)
Corporate Investments and Other	267	272	270	809	197	194	194	585	70	78	76	224
Total Segments	7,854	7,627	9,136	24,617	7,911	7,723	9,234	24,868	(57)	(96)	(98)	(251)
Elimination of intersegment net revenue	—	—	—	—	(57)	(96)	(98)	(251)	57	96	98	251
Total HPE consolidated net revenue	$7,854	$7,627	$9,136	$24,617	$7,854	$7,627	$9,136	$24,617	$—	$—	$—	$—
Earnings Before Taxes: (a)
Cloud & AI	$547	$414	$504	$1,465	$—	$—	$—	$—	$547	$414	$504	$1,465
Server	—	—	—	—	348	241	317	906	(348)	(241)	(317)	(906)
Hybrid Cloud	—	—	—	—	99	78	87	264	(99)	(78)	(87)	(264)
Financial Services	—	—	—	—	82	89	88	259	(82)	(89)	(88)	(259)
Networking	320	271	365	956	314	274	360	948	6	(3)	5	8
Corporate Investments and Other	(8)	(7)	(19)	(34)	(2)	(10)	(14)	(26)	(6)	3	(5)	(8)
Total segment earnings from operations	859	678	850	2,387	841	672	838	2,351	18	6	12	36
Unallocated corporate costs and eliminations	(79)	(65)	(73)	(217)	(61)	(59)	(61)	(181)	(18)	(6)	(12)	(36)
Stock-based compensation expense	(154)	(116)	(177)	(447)	(154)	(116)	(177)	(447)	—	—	—	—
Amortization of intangible assets	(38)	(37)	(126)	(201)	(38)	(37)	(126)	(201)	—	—	—	—
Impairment of goodwill	—	(1,361)	—	(1,361)	—	(1,361)	—	(1,361)	—	—	—	—
Transformation (costs) credit	(15)	13	—	(2)	(15)	13	—	(2)	—	—	—	—
Acquisition, disposition and other charges	(63)	(55)	(225)	(343)	(63)	(55)	(225)	(343)	—	—	—	—
H3C divestiture related severance costs	(77)	(20)	—	(97)	(77)	(20)	—	(97)	—	—	—	—
Cost reduction program	—	(146)	(2)	(148)	—	(146)	(2)	(148)	—	—	—	—
Gain on sale of a business	244	—	1	245	244	—	1	245	—	—	—	—
Interest and other, net	39	39	8	86	39	39	8	86	—	—	—	—
Earnings from equity interests	17	25	32	74	17	25	32	74	—	—	—	—
Total HPE consolidated earnings (loss) before taxes	$733	$(1,045)	$288	$(24)	$733	$(1,045)	$288	$(24)	$—	$—	$—	$—

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2025 SEGMENT INFORMATION
(Unaudited)

	REVISED AMOUNTS				AMOUNTS AS PREVIOUSLY REPORTED				VARIANCE
	Three months ended			Nine months ended	Three months ended			Nine months ended	Three months ended						Nine months ended
	Jan. 31, 2025	Apr. 30, 2025	July 31, 2025	July 31, 2025	Jan. 31, 2025	Apr. 30, 2025	July 31, 2025	July 31, 2025	Jan. 31, 2025		Apr. 30, 2025		July 31, 2025		July 31, 2025
Segment Operating Margin:(a)
Cloud & AI	8.4%	6.6%	7.0%	7.3%	—%	—%	—%	—%	8.4	pts	6.6	pts	7.0	pts	7.3	pts
Server	—%	—%	—%	—%	8.1%	5.9%	6.4%	6.8%	(8.1	pts)	(5.9	pts)	(6.4	pts)	(6.8	pts)
Hybrid Cloud	—%	—%	—%	—%	7.0%	5.4%	5.9%	6.1%	(7.0	pts)	(5.4	pts)	(5.9	pts)	(6.1	pts)
Financial Services	—%	—%	—%	—%	9.4%	10.4%	9.9%	9.9%	(9.4	pts)	(10.4	pts)	(9.9	pts)	(9.9	pts)
Networking	29.7%	25.0%	22.1%	25.1%	27.4%	23.6%	20.8%	23.5%	2.3	pts	1.4	pts	1.3	pts	1.6	pts
Corporate Investments and Other	(3.0)%	(2.6)%	(7.0)%	(4.2)%	(1.0)%	(5.2)%	(7.2)%	(4.4)%	(2.0	pts)	2.6	pts	0.2	pts	0.2	pts
Total segment operating margin	10.9%	8.9%	9.3%	9.7%	10.6%	8.7%	9.1%	9.5%	0.3	pts	0.2	pts	0.2	pts	0.2	pts

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2024 SEGMENT INFORMATION
(Unaudited)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
In millions	Jan. 31, 2024	Apr. 30, 2024	July 31, 2024	Oct. 31, 2024	Oct. 31, 2024	Jan. 31, 2024	Apr. 30, 2024	July 31, 2024	Oct. 31, 2024	Oct. 31, 2024	Jan. 31, 2024	Apr. 30, 2024	July 31, 2024	Oct. 31, 2024	Oct. 31, 2024
Net Revenue: (a)
Cloud & AI	$5,316	$5,866	$6,327	$7,072	$24,581	$—	$—	$—	$—	$—	$5,316	$5,866	$6,327	$7,072	$24,581
Server	—	—	—	—	—	3,327	3,841	4,255	4,681	16,104	(3,327)	(3,841)	(4,255)	(4,681)	(16,104)
Hybrid Cloud	—	—	—	—	—	1,273	1,282	1,325	1,607	5,487	(1,273)	(1,282)	(1,325)	(1,607)	(5,487)
Financial Services	—	—	—	—	—	873	867	879	893	3,512	(873)	(867)	(879)	(893)	(3,512)
Networking	1,130	1,014	1,052	1,050	4,246	1,201	1,086	1,121	1,124	4,532	(71)	(72)	(69)	(74)	(286)
Corporate Investments and Other	309	324	331	336	1,300	238	252	262	262	1,014	71	72	69	74	286
Total segments	6,755	7,204	7,710	8,458	30,127	6,912	7,328	7,842	8,567	30,649	(157)	(124)	(132)	(109)	(522)
Elimination of intersegment net revenue	—	—	—	—	—	(157)	(124)	(132)	(109)	(522)	157	124	132	109	522
Total HPE consolidated net revenue	$6,755	$7,204	$7,710	$8,458	$30,127	$6,755	$7,204	$7,710	$8,458	$30,127	$—	$—	$—	$—	$—
Earnings Before Taxes: (a)
Cloud & AI	$508	$525	$612	$756	$2,401	$—	$—	$—	$—	$—	$508	$525	$612	$756	$2,401
Server	—	—	—	—	—	379	423	461	541	1,804	(379)	(423)	(461)	(541)	(1,804)
Hybrid Cloud	—	—	—	—	—	51	13	69	126	259	(51)	(13)	(69)	(126)	(259)
Financial Services	—	—	—	—	—	74	81	79	82	316	(74)	(81)	(79)	(82)	(316)
Networking	357	240	259	278	1,134	353	237	251	274	1,115	4	3	8	4	19
Corporate Investments and Other	(14)	(12)	(12)	(6)	(44)	(10)	(9)	(4)	(2)	(25)	(4)	(3)	(8)	(4)	(19)
Total segment earnings from operations	851	753	859	1,028	3,491	847	745	856	1,021	3,469	4	8	3	7	22
Unallocated corporate costs and eliminations	(76)	(69)	(88)	(90)	(323)	(72)	(61)	(85)	(83)	(301)	(4)	(8)	(3)	(7)	(22)
Stock-based compensation expense	(141)	(120)	(80)	(89)	(430)	(141)	(120)	(80)	(89)	(430)	—	—	—	—	—
Amortization of intangible assets	(71)	(67)	(60)	(69)	(267)	(71)	(67)	(60)	(69)	(267)	—	—	—	—	—
Transformation costs	(20)	(33)	(14)	(26)	(93)	(20)	(33)	(14)	(26)	(93)	—	—	—	—	—
Acquisition, disposition and other charges	(18)	(39)	(70)	(61)	(188)	(18)	(39)	(70)	(61)	(188)	—	—	—	—	—
Gain on sale of equity interest	—	—	—	733	733	—	—	—	733	733	—	—	—	—	—
Interest and other, net	(88)	(22)	(12)	5	(117)	(88)	(22)	(12)	5	(117)	—	—	—	—	—
Earnings (loss) from equity interests	46	42	73	(14)	147	46	42	73	(14)	147	—	—	—	—	—
Total HPE consolidated earnings before taxes	$483	$445	$608	$1,417	$2,953	$483	$445	$608	$1,417	$2,953	$—	$—	$—	$—	$—

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2024 SEGMENT INFORMATION
(Unaudited)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended								Twelve months ended
	Jan. 31, 2024	Apr. 30, 2024	July 31, 2024	Oct. 31, 2024	Oct. 31, 2024	Jan. 31, 2024	Apr. 30, 2024	July 31, 2024	Oct. 31, 2024	Oct. 31, 2024	Jan. 31, 2024		Apr. 30, 2024		July 31, 2024		Oct. 31, 2024		Oct. 31, 2024
Segment Operating Margin:(a)
Cloud & AI	9.6%	8.9%	9.7%	10.7%	9.8%	—%	—%	—%	—%	—%	9.6	pts	8.9	pts	9.7	pts	10.7	pts	9.8	pts
Server	—%	—%	—%	—%	—%	11.4%	11.0%	10.8%	11.6%	11.2%	(11.4	pts)	(11.0	pts)	(10.8	pts)	(11.6	pts)	(11.2	pts)
Hybrid Cloud	—%	—%	—%	—%	—%	4.0%	1.0%	5.2%	7.8%	4.7%	(4.0	pts)	(1.0	pts)	(5.2	pts)	(7.8	pts)	(4.7	pts)
Financial Services	—%	—%	—%	—%	—%	8.5%	9.3%	9.0%	9.2%	9.0%	(8.5	pts)	(9.3	pts)	(9.0	pts)	(9.2	pts)	(9.0	pts)
Networking	31.6%	23.7%	24.6%	26.5%	26.7%	29.4%	21.8%	22.4%	24.4%	24.6%	2.2	pts	1.9	pts	2.2	pts	2.1	pts	2.1	pts
Corporate Investments and Other	(4.5)%	(3.7)%	(3.6)%	(1.8)%	(3.4)%	(4.2)%	(3.6)%	(1.5)%	(0.8)%	(2.5)%	(0.3	pts)	(0.1	pts)	(2.1	pts)	(1.0	pts)	(0.9	pts)
Total segment operating margin	12.6%	10.5%	11.1%	12.2%	11.6%	12.3%	10.2%	10.9%	11.9%	11.3%	0.3	pts	0.3	pts	0.2	pts	0.3	pts	0.3	pts

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2025 COMBINED COMPANY INFORMATION
(Unaudited)
(In millions)

Combined Company Financial Information

	HPE Recast Segment Results				Juniper Networks				Combined Company (b)
	Three months ended			Nine months ended	Three months ended			Nine months ended	Three months ended			Nine months ended
	Jan. 31, 2025	Apr. 30, 2025	July 31, 2025 (c)	July 31, 2025 (c)	Dec. 31, 2024	Mar 31, 2025	June 30, 2025	June 30, 2025	Jan. 31, 2025	Apr. 30, 2025	July 31, 2025 (c)	Jul. 31, 2025 (c)
Net Revenue:
Cloud & AI	$6,511	$6,271	$7,212	$19,994	$—	$—	$—	$—	$6,511	$6,271	$7,212	$19,994
Networking	1,076	1,084	1,654	3,814	1,404	1,280	1,434	4,118	2,480	2,364	3,088	7,932
Corporate Investments and Other	267	272	270	809	—	—	—	—	267	272	270	809
Total segments	$7,854	$7,627	$9,136	$24,617	$1,404	$1,280	$1,434	$4,118	$9,258	$8,907	$10,570	$28,735

Earnings Before Taxes: (d)
Cloud & AI	$583	$451	$543	$1,577	$—	$—	$—	$—	$583	$451	$543	$1,577
Networking	286	236	328	850	269	183	212	664	555	419	540	1,514
Corporate Investments and Other	(10)	(9)	(21)	(40)	—	—	—	—	(10)	(9)	(21)	(40)
Total segment earnings from operations	859	678	850	2,387	269	183	212	664	1,128	861	1,062	3,051

Unallocated corporate costs and eliminations	(79)	(65)	(73)	(217)	—	—	—	—	(79)	(65)	(73)	(217)
Stock-based compensation expense	(154)	(116)	(177)	(447)	(80)	(65)	(52)	(197)	(234)	(181)	(229)	(644)
Amortization of intangible assets	(38)	(37)	(126)	(201)	(10)	(10)	(11)	(31)	(48)	(47)	(137)	(232)
Impairment of goodwill	—	(1,361)	—	(1,361)	—	—	—	—	—	(1,361)	—	(1,361)
Transformation (costs) credit	(15)	13	—	(2)	—	(11)	(17)	(28)	(15)	2	(17)	(30)
Acquisition, disposition and other charges	(63)	(55)	(225)	(343)	(11)	(10)	(48)	(69)	(74)	(65)	(273)	(412)
H3C divestiture related severance costs	(77)	(20)	—	(97)	—	—	—	—	(77)	(20)	—	(97)
Cost reduction program	—	(146)	(2)	(148)	—	—	—	—	—	(146)	(2)	(148)
Gain on sale of a business	244	—	1	245	—	—	—	—	244	—	1	245
Interest and other, net	39	39	8	86	13	(5)	1	9	52	34	9	95
Earnings from equity interests	17	25	32	74	—	—	—	—	17	25	32	74
Total combined earnings (loss) before taxes	$733	$(1,045)	$288	$(24)	$181	$82	$85	$348	$914	$(963)	$373	$324

	HPE Recast Segment Results				Juniper Networks				Combined Company (b)
	Three months ended			Nine months ended	Three months ended			Nine months ended	Three months ended			Nine months ended
	Jan. 31, 2025	Apr. 30, 2025	July 31, 2025 (c)	July 31, 2025 (c)	Dec. 31, 2024	Mar 31, 2025	June 30, 2025	Jun 30, 2025	Jan. 31, 2025	Apr. 30, 2025	July 31, 2025 (c)	July 31, 2025 (c)
Segment Operating Margin: (d)
Cloud & AI	9.0%	7.2%	7.5%	7.9%	—%	—%	—%	—%	9.0%	7.2%	7.5%	7.9%
Networking	26.6%	21.8%	19.8%	22.3%	19.2%	14.3%	14.8%	16.1%	22.4%	17.7%	17.5%	19.1%
Corporate Investments and Other	(3.7)%	(3.3)%	(7.8)%	(4.9)%	—%	—%	—%	—%	(3.7)%	(3.3)%	(7.8)%	(4.9)%
Total segment operating margin	10.9%	8.9%	9.3%	9.7%	19.2%	14.3%	14.8%	16.1%	12.2%	9.7%	10.0%	10.6%

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2024 COMBINED COMPANY INFORMATION
(Unaudited)
(In millions)

	HPE Recast Segment Results					Juniper Networks					Combined Company (b)
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2024	Apr. 30, 2024	July 31, 2024	Oct. 31, 2024	Oct. 31, 2024	Dec. 30, 2023	Mar 31, 2024	June 30, 2024	Sep. 30, 2024	Sep. 30, 2024	Jan 31, 2024	Apr. 30, 2024	July 31, 2024	Oct. 31, 2024	Oct. 31, 2024
Net Revenue:
Cloud & AI	$5,316	$5,866	$6,327	$7,072	$24,581	$—	$—	$—	$—	$—	$5,316	$5,866	$6,327	$7,072	$24,581
Networking	1,130	1,014	1,052	1,050	4,246	1,365	1,149	1,189	1,331	5,034	2,495	2,163	2,241	2,381	9,280
Corporate Investments and Other	309	324	331	336	1,300	—	—	—	—	—	309	324	331	336	1,300
Total segments	$6,755	$7,204	$7,710	$8,458	$30,127	$1,365	$1,149	$1,189	$1,331	$5,034	$8,120	$8,353	$8,899	$9,789	$35,161

Earnings Before Taxes: (d)
Cloud & AI	$546	$561	$648	$790	$2,545	$—	$—	$—	$—	$—	$546	$561	$648	$790	$2,545
Networking	320	206	225	246	997	250	121	130	200	701	570	327	355	446	1,698
Corporate Investments and Other	(15)	(14)	(14)	(8)	(51)	—	—	—	—	—	(15)	(14)	(14)	(8)	(51)
Total segment earnings from operations	851	753	859	1,028	3,491	250	121	130	200	701	1,101	874	989	1,228	4,192

Unallocated corporate costs and eliminations	(76)	(69)	(88)	(90)	(323)	—	—	—	—	—	(76)	(69)	(88)	(90)	(323)
Stock-based compensation expense	(141)	(120)	(80)	(89)	(430)	(83)	(83)	(62)	(75)	(303)	(224)	(203)	(142)	(164)	(733)
Amortization of intangible assets	(71)	(67)	(60)	(69)	(267)	(17)	(17)	(11)	(11)	(56)	(88)	(84)	(71)	(80)	(323)
Transformation costs	(20)	(33)	(14)	(26)	(93)	(20)	(4)	(2)	(5)	(31)	(40)	(37)	(16)	(31)	(124)
Acquisition, disposition and other charges	(18)	(39)	(70)	(61)	(188)	—	(28)	(9)	(14)	(51)	(18)	(67)	(79)	(75)	(239)
Gain on sale of equity interest	—	—	—	733	733	—	—	—	—	—	—	—	—	733	733
Interest and other, net	(88)	(22)	(12)	5	(117)	(13)	(15)	1	2	(25)	(101)	(37)	(11)	7	(142)
Earnings from equity interests	46	42	73	(14)	147	—	—	—	—	—	46	42	73	(14)	147
Total combined earnings (loss) before taxes	$483	$445	$608	$1,417	$2,953	$117	$(26)	$47	$97	$235	$600	$419	$655	$1,514	$3,188

	HPE Recast Segment Results					Juniper Networks					Combined Company (b)
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2024	Apr. 30, 2024	July 31, 2024	Oct. 31, 2024	Oct. 31, 2024	Dec. 30, 2023	Mar 31, 2024	June 30, 2024	Sep. 30, 2024	Sep. 30, 2024	Jan. 31, 2024	Apr. 30, 2024	July 31, 2024	Oct. 31, 2024	Oct. 31, 2024
Segment Operating Margin: (d)
Cloud & AI	10.3%	9.6%	10.2%	11.2%	10.4%	—%	—%	—%	—%	—%	10.3%	9.6%	10.2%	11.2%	10.4%
Networking	28.3%	20.3%	21.4%	23.4%	23.5%	18.3%	10.5%	10.9%	15.0%	13.9%	22.8%	15.1%	15.8%	18.7%	18.3%
Corporate Investments and Other	(4.9)%	(4.3)%	(4.2)%	(2.4)%	(3.9)%	—%	—%	—%	—%	—%	(4.9)%	(4.3)%	(4.2)%	(2.4)%	(3.9)%
Total segment operating margin	12.6%	10.5%	11.1%	12.2%	11.6%	18.3%	10.5%	10.9%	15.0%	13.9%	13.6%	10.5%	11.1%	12.5%	11.9%

(a) Effective at the beginning of the first quarter of fiscal 2026, Hewlett Packard Enterprise Company ("Hewlett Packard Enterprise," "HPE," or the "Company") plans to implement an organizational change by (i) merging the Server, Hybrid Cloud, and Financial Services business segments into a new segment named Cloud & AI and (ii) transferring the Telco and Instant On businesses to Corporate Investments and Other from Networking.
The Company reflected these changes to its segment information retrospectively for the three completed fiscal quarters of 2025 and the quarterly and full year fiscal 2024 financial results, which primarily resulted in the realignment of net revenue and operating profit for each of the segments as described above. These changes had no impact on Hewlett Packard Enterprise’s previously reported consolidated net revenue, net earnings, net earnings per share or total assets.
(b) The summary combined company financial information includes certain combined company financial information that is based on historical financial information reported by HPE and Juniper Networks. This combined company financial information represents the summation of the standalone financial information reported by HPE and the standalone financial information reported by Juniper Networks. This combined company financial information has not been prepared in accordance with Article 11 of Regulation S-X and does not give effect to the pro forma adjustments that might be required in connection with the preparation of pro forma financial information in accordance with Article 11 of Regulation S-X, and is not indicative of what the combined company’s performance would have been had HPE and Juniper Networks been a combined company for the periods presented. As a result, the combined company financial information could materially differ from financial information determined in accordance with Article 11 of Regulation S-X. HPE and Juniper Networks have different fiscal years: HPE’s fiscal year ends on October 31, and Juniper Networks’ fiscal year ended on December 31. This combined company financial information is based on available quarterly financial information of HPE and Juniper Networks according to their respective quarterly periods, and no calculations or adjustments have been performed to reconcile the differences in the differing quarterly reporting periods.
(c) Following HPE's acquisition of Juniper Networks in July 2025, HPE historical and Combined Company financial information for the three and nine months ended July 31, 2025 include Juniper Networks revenue and operating profit for the month of July, of $480 million and $76 million, respectively.
(d) Following the acquisition of Juniper and effective beginning in the first quarter of fiscal 2026 on a prospective basis, certain shared expenses will be realigned between the segments. For purposes of the combined company financial information, this change has been applied retroactively.